Exhibit 10.2

FIFTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is dated as of December 20, 2002, by and among AHL SERVICES, INC. (“AHL”), ARGENBRIGHT, INC. (“Argenbright”), ARGENBRIGHT HOLDINGS LIMITED (“U.S. Holdings”), ADI ALPHA HOLDING GMBH (“ADI Alpha”), TUJA ZEITARBEIT GMBH & CO. KG, INGOLSTADT, (“Tuja”), and AHL EUROPE LIMITED (“AHL Europe Limited”; together with AHL, Argenbright, U.S. Holdings, ADI Alpha and Tuja, collectively referred to as the “Borrowers”), the undersigned financial institutions listed on the signature pages hereto as Lenders, and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), a national banking association (“Wachovia”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Lenders, the Administrative Agent and the Borrowers are parties to that certain Third Amended and Restated Credit Agreement, dated as of April 12, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement); and

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent agree to amend certain provisions of the Credit Agreement as set forth herein and to consent to certain matters as set forth herein, upon and subject to all of the terms, conditions and provisions hereof.

NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained and for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1    AMENDMENTS TO CREDIT AGREEMENT

Subject to the satisfaction of each of the conditions precedent set forth in clauses (a), (b), (c) and (d) of Section 4 of this Amendment, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree that the Credit Agreement be, and it hereby is, amended as follows:

1.1    Amendment to Section 1.1.

Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Aggregate Commitment”, “Applicable Domestic Base Rate Margin”, “Applicable Foreign Base Rate Margin”, “Applicable LIBOR Margin”, “Borrowers”, “European Swingline Note”, “Expiration Date”, “Interest Payment Date” and “Revolving Notes” appearing therein and to substitute the following therefor:

“Aggregate Commitment” means Eighty-One Million, Nine Hundred Eighty-Three Thousand Dollars ($81,983,000), subject to (a) such reductions as may from time to time be made pursuant to Sections 2.4 and 2.7 and (b) until such time as the Administrative Agent and the Required Lenders shall modify the same, a reserve against such amount thereof (as the amount thereof may be so reduced from time to time) in the amount of the Availability Reserve.

“Applicable Domestic Base Rate Margin” means 7.55%.

“Applicable Foreign Base Rate Margin” means 10.4%.

“Applicable LIBOR Margin” means 10.4%.

“Borrowers” shall mean and include the Persons identified as such in the preamble hereof and each other Subsidiary that executes and delivers a Joinder Agreement and accompanying instruments and documents, all in form and substance satisfactory to, and as required by, the Administrative Agent.

“European Swingline Note” means one or more European Swingline Notes made by any of the Borrowers and payable to the order of the European Swingline Lender substantially in the form of Exhibit A-3 hereto, evidencing the European Swingline Facility, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; “European Swingline Note” means any of such Notes.

“Expiration Date” means the earliest to occur of (i) March 31, 2003 and (ii) the date on which any Event of Default shall have occurred.

“Interest Payment Date” means, with respect to Base Rate Loans, the last Business Day of each calendar month commencing with the first calendar month ending after the Effective Date, and with respect to LIBOR Rate Loans, the last day of each Interest Period applicable thereto (unless such Interest Period extends over three (3) months, in which case “Interest Payment Date” shall also include the last Business Day of the third month during such Interest Period).

“Revolving Notes” means the separate Revolving Credit Notes made by any of the Borrowers payable to the order of each Lender, substantially in the form of Exhibit A-1 hereto, evidencing the Revolving Facility, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; “Revolving Note” means any of such Notes.

1.2    Amendment to Section 2.3(d)

Section 2.3(d) of the Credit Agreement is hereby amended to delete Section 2.3(d) in its entirety and substitute the following therefor:

(d)    Swingline Note.    The Swingline Loans shall be evidenced by one or more duly executed promissory notes (the “Swingline Notes”) of any of the Borrowers to the Swingline Lender in substantially the form of Exhibit A-2.

1.3    Amendment to Section 2.4(g).

Section 2.4(g) of the Credit Agreement is hereby amended to delete Section 2.4(g) in its entirety and to substitute the following therefor:

(g)    Intentionally Omitted.

1.4    Amendment to Section 3.1(a).

Section 3.1(a) of the Credit Agreement is hereby amended to delete Section 3.1(a) in its entirety and to substitute the following therefor:

(a)    Interest Rate Options.    Base Rate Loans shall bear interest at a rate equal to (i) the Domestic Base Rate plus the Applicable Domestic Base Rate Margin (subject to adjustment as and when set forth below), if such Loans constitute Revolving Loans made in Dollars or Swingline Loans, or (ii) the Foreign Base Rate plus the Applicable Foreign Base Rate Margin (subject to adjustment as and when set forth below), if such Loans constitute European Swingline Loans made as Base Rate Loans in the Base Rate Currency. LIBOR Rate Loans (which shall include all Revolving Loans made as Foreign Currency Loans, and any European Swingline Loans made in Alternative Currencies other than European Swingline Loans made as Base Rate Loans in the Base Rate Currency) shall bear interest at the LIBOR Rate plus the Applicable LIBOR Margin (subject to adjustment as and when set forth below). On behalf of the Borrowers, AHL shall determine whether a Revolving Loan is to be a Foreign Currency Loan, Base Rate Loan or LIBOR Rate Loan and select the Interest Period, if any, applicable to such Loan at the time a request for borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 3.2. Any Revolving Loan or any portion thereof as to which the Company has not duly specified an interest rate as provided herein shall, (x) if it is a Loan made in Dollars, be deemed a Base Rate Loan, and (y) if it is a Revolving Loan made as a Foreign Currency Loan, be deemed a LIBOR Rate Loan having an Interest Period of one month. Any LIBOR Rate Loan for which an Interest Period has ended, shall, so long as no Event of Default has occurred and shall be continuing, be deemed renewed as a LIBOR Rate Loan in the currency in which the LIBOR Rate Loan was repayable (unless it is a Foreign Currency Loan made in German deutsche marks, which shall be paid in full at the end of such Interest Period), and have an Interest Period of one month, provided that no Event of Default shall arise as a result thereof.

For the avoidance of doubt and without limiting the foregoing, (i) any borrowings under the Revolving Facility made in an Alternative Currency (including English Pounds) shall be made by the Lenders solely as LIBOR Rate Loans, (ii) any borrowings under the European Swingline Facility made in an Alternative Currency (other than English Pounds) shall be made by the European Swingline Lender solely as LIBOR Rate Loans having an Interest Period of one month or as otherwise acceptable to the European Swingline Lender, and (iii) any borrowings under the European Swingline Facility made in English Pounds shall be made by the European Swingline Lender as Foreign Base Rate Loans or, if acceptable to the European Swingline Lender, as LIBOR Rate Loans having an Interest Period of one month or as otherwise acceptable to the European Swingline Lender.

Notwithstanding the foregoing or anything else contained in this Agreement or any other Loan Document to the contrary, (i) each LIBOR Rate Loan issued and outstanding as of March 14, 2002 (the “LIBOR Conversion Date”) in Dollars shall, at the end of the then continuing Interest Period applicable thereto, convert into Base Rate Loans; (ii) each Loan made in Dollars on and after the LIBOR Conversion Date shall only be a Base Rate Loan and (iii) interest on each Loan shall be payable as follows: (A) prior to the Expiration Date, interest on all Loans shall be payable in cash on each Interest Payment Date based on a calculation which assumes that such Loans bear interest at a rate per annum equal to 8% (the “Fixed Rate Payments”) and (B) on the Expiration Date, interest on all Loans shall be payable in cash on such date in amount equal to the interest accrued and unpaid on such Loans under this Section 3.1(a) less the aggregate of the Fixed Rate Payments previously paid on such Loans.

1.5    Amendment to Section 3.3(d).

Section 3.3(d) of the Credit Agreement is hereby amended to delete Section 3.3(d) in its entirety and to substitute the following therefor:

(d)    Amendment Fee.    The Borrowers jointly and severally agree to pay to the Administrative Agent for the account of each Lender an amendment fee in the amount equal to two percent (2.00%) of such Lender’s Commitment as of the Effective Date, (1) one-half of which amendment fee shall be payable, in cash, on the Effective Date and (2) the balance of which amendment fee shall be payable, in cash, as follows: (A) 25% of such balance shall be payable on August 30, 2002and (B) $669,907.50, representing 75% of such balance, shall be payable on December 20, 2002.

1.6    Amendment to Sections 8.5, 8.6, 8.7 and 8.8.

Sections 8.5, 8.6, 8.7 and 8.8 of the Credit Agreement are hereby amended to delete such Sections in their entirety and substitute the following therefor:

SECTION 8.5    Minimum Consolidated Adjusted EBITDA.    As of the end of each of AHL’s fiscal months ending below, permit Consolidated Adjusted EBITDA, for the period of three consecutive fiscal months of AHL then ended, to be less than the applicable amount set forth below for such fiscal month:

Fiscal Month Ending	Required Consolidated Adjusted EBITDA Shall Not Be Less Than
November, 2002	$5,900,000
December, 2002	$3,525,000
January, 2003	$1,750,000
February, 2003	$1,100,000

For purposes of this Section 8.5, determination of Consolidated Adjusted EBITDA for any month shall be made on the 25th day of the immediately next succeeding month, or if such day is not a Business Day, on the next succeeding Business Day, and confirmed to the Administrative Agent in writing, with supporting calculation thereof attached.

SECTION 8.6    Maximum Monthly Capital Expenditures.    Permit aggregate Capital Expenditures disbursed during the period commencing on November 1, 2002 and ending at the end of each of AHL’s fiscal months set forth below to exceed the amount set forth opposite such month set forth below:

Fiscal Month Ending	Aggregate Capital Expenditures Disbursed
November, 2002	$365,000
December, 2002	$1,067,000
January, 2003	$1,626,000
February, 2003	$1,950,000

SECTION 8.7    Maximum Restructuring Expenditures.    Permit aggregate Restructuring Expenditures disbursed during the period commencing on November 1, 2002 and ending at the end of each of AHL’s fiscal months set forth below to exceed the amount set forth opposite such month set forth below:

Fiscal Month Ending	Aggregate Restructuring Expenditures Disbursed
November, 2002	$607,000
December, 2002	$1,184,000
January, 2003	$1,585,000
February, 2003	$1,709,000

SECTION 8.8    Minimum Fixed Charge Coverage.    Permit the Fixed Charge Coverage Ratio, as of the end of each of AHL’s fiscal month ending below for the period of three consecutive fiscal months of AHL then ended, to be less than that set forth below for such fiscal month:

Fiscal Month Ending	Minimum Fixed Charge Coverage Ratio
November, 2002	1.338 to 1.00
December, 2002	0.605 to 1.00
January, 2003	0.288 to 1.00
February, 2003	0.196 to 1.00

1.7    Amendment to Section 12.8.

Section 12.8 of the Credit Agreement is amended to insert the following sentence at the end thereof:

Notwithstanding anything else contained in this Section 12.8 to the contrary, in the event the German Disposition occurs at any time prior to the Expiration Date, the financial covenants contained in Sections 8.5, 8.6, 8.7 and 8.8 hereof may be adjusted by the Administrative Agent, acting in consultation with AHL (it being understood and agreed that no consent of AHL shall be required to effect such adjustments), by delivering written notice of such adjustments to the Lenders and AHL and such notice shall be deemed to have the same effect as an amendment hereto executed in accordance with this Section 12.8.

SECTION 2    CONSENT TO REORGANIZATION

AHL has requested that the Administrative Agent and the Lenders grant their consent to (a) (i) the creation of a Wholly Owned Subsidiary in the State of Delaware to be known as “ServiceAdvantage Corporation” (“ServiceAdvantage”); (ii) the conveyance of the assets comprising AHL’s ServiceAdvantage Division to ServiceAdvantage; and (iii) the designation of ServiceAdvantage as a Borrower (the transactions described in the foregoing clauses (a)(i), (a)(ii) and (a)(iii) being hereinafter referred to collectively as the “ServiceAdvantage Transaction”); and (b) the liquidation of Argenbright, B.V., a foreign subsidiary of AHL (the “Liquidation”). Subject to the satisfaction of each of the conditions precedent set forth in Section 4 of this Amendment, the Lenders and the Administrative Agent hereby consent to the ServiceAdvantage Transaction and the Liquidation.

SECTION 3    REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to the Lenders that: (a) immediately prior to the effectiveness of this Amendment, all of the representations set forth in the Credit Agreement were accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date, (b) after giving effect to this Amendment, all of the representations and warranties set forth in the Credit Agreement, will be accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date, and (c) there exists no Default or Event of Default under the Credit Agreement or the Loan Documents as of the date hereof.

SECTION 4    CONDITIONS TO EFFECTIVENESS

The amendments to the Credit Agreement set forth in Section 1 of this Amendment shall be deemed to be effective on the date hereof but shall be subject to the satisfaction of each of the following conditions precedent:

(a)    The Administrative Agent shall have received counterparts to this Amendment duly executed by the Borrowers and each of the Lenders.

(b)    The Administrative Agent shall have received, for the ratable account of each Lender, $669,907.50, representing the unpaid balance of the amendment fee referenced in Section 3.3(d) of the Credit Agreement, as such Section is amended hereby.

(c)    The Administrative Agent shall have received reimbursement in full by AHL of the Administrative Agent’s legal and other advisory fees and expenses it has heretofore incurred in connection with the preparation, negotiation, execution and delivery of any of the Loan Documents or any instruments and documents contemplated thereby.

(d)    The Administrative Agent shall have received such other documents as it shall have reasonably requested, in form and substance satisfactory to the Administrative Agent.

The consent set forth in Section 2 of this Amendment shall be subject to the satisfaction of the following conditions precedent:

(e)    The Administrative Agent shall have received (1) the following documents duly executed on behalf of ServiceAdvantage: (A) a Joinder Agreement and the documents referred to therein; (B) a supplement to the Security Agreement substantially in the form attached thereto; and (C) a Form UCC-1 Financing Statement, or authorization to execute the same on behalf of ServiceAdvantage in form and substance satisfactory to the Administrative Agent and (2) the following additional instruments and documents: (A) the certificate representing all of the issued and outstanding shares of the capital stock of ServiceAdvantage, (B) a supplement to the Pledge Agreement executed by the shareholder of ServiceAdvantage and substantially in the form attached thereto and (C) such other documents as the Administrative Agent shall reasonably request, including, without limitation, officers’ certificates, financial statements, opinions of counsel, board resolutions, charter documents, certificates of existence and authority to do business and any other closing certificates and documents described in Section 4.2 of the Credit Agreement.

(f)    In conjunction with the Liquidation, the Borrowers shall have complied with Section 2.4(c) of the Credit Agreement.

SECTION 5    MISCELLANEOUS

5.1    Ratification, Reaffirmation, Acknowledgment and Confirmation.

(a)    By its execution below, each Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent and the Security Trustee, under each Loan Document to which it, initially or by contract or operation of law (as a result of mergers, amalgamations or otherwise), is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (iii) agrees that neither such ratification and reaffirmation, nor the Agents’ nor any Lenders’ solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrowers with respect to any subsequent modification, consent or waiver with respect to the Credit Agreement or other Loan Documents. The Credit Agreement and each other Loan Document is in all respects hereby ratified and confirmed and neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any Default or Event of Default (whether or not known to the Agents, the Security Trustee or any Lender) or any right, power or remedy of the Agents, the Security Trustee or any Lender of any provision contained in the Credit Agreement or any other Loan Document, whether as a result of any

Default or Event of Default or otherwise. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

(b)    By its execution below, each Borrower hereby acknowledges and confirms that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to), in any case based upon acts or omissions of any Agent, the Security Trustee or any of the Lenders occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuineness, validity, collectibility or enforceability of the Credit Agreement or any of the other Loan Documents, the Obligations, the Liens securing such Obligations, or any of the terms or conditions of any Loan Document and (ii) it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders, the Agents, the Security Trustee and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the “Indemnified Parties”) from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Obligations, the Liens securing the Obligations or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto.

5.2    Counterparts.    This Amendment may be executed by each party to this Amendment upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of all of the parties to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.

5.3    General.    All references to the Credit Agreement in that document or in any other Loan Document shall mean the Credit Agreement as amended hereby. Except as expressly provided herein, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Credit Agreement or the other Loan Documents, and, except as specifically provided in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

5.4    Construction.    This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

5.5    Governing Law.    This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

5.6    Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signatures appear on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the day and year first written above.

BORROWERS:

AHL SERVICES, INC.

By:	/s/ A. CLAYTON PERFALL

Title:	Chief Executive Officer

[CORPORATE SEAL]

ARGENBRIGHT, INC.

By:	/s/ A. CLAYTON PERFALL

Title:	Chief Executive Officer

[CORPORATE SEAL]

ARGENBRIGHT HOLDINGS LIMITED

By:	/s/ A. CLAYTON PERFALL

Title:	Chief Executive Officer

[CORPORATE SEAL]

Signature Page – Fifth Amendment

ADI ALPHA HOLDING GMBH

By:	/s/ A. CLAYTON PERFALL

Title:	Chief Executive Officer

[CORPORATE SEAL]

TUJA ZEITARBEIT GMBH & CO. KG, INGOLSTADT

By:	/s/ A. CLAYTON PERFALL

Title:	Chief Executive Officer

[CORPORATE SEAL]

AHL EUROPE LIMITED

By:	/s/ A. CLAYTON PERFALL

Title:	Chief Executive Officer

[CORPORATE SEAL]

Signature Page – Fifth Amendment

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and Lender

By:	/s/ REGINALD T. DAWSON

Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION, London Branch, as European Swingline Lender

By:	/s/ REGINALD T. DAWSON

Title:	Director

SUNTRUST BANK, as Lender

By:	/s/ GEORGE A. WAYS

Title:	Managing Director

BANK OF AMERICA, N.A., as Lender

By:	/s/ DAVID COLMIE

Title:	Senior Vice President

Signature Page – Fifth Amendment

FLEET NATIONAL BANK, as Lender

By:	/s/ ALBERT J. BURESCH

Title:	Authorized Officer

DZ BANK AG DEUTSCHE ZENTRAL- GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH, as Lender

By:	/s/ LINDA J. O’CONNELL

Title:	Vice President

By:	/s/ NANCY J. O’CONNOR

Title:	Vice President

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ JOHN W. CAMPBELL

Title:	Managing Director

SCOTIABANK EUROPE plc, as Lender for Revolving Loans made in Alternative Currencies, as Lender

By:	/s/ BARRY R.R. LUTER

Title:	Director and Chairman

SALOMON BROTHERS HOLDING COMPANY INC., as Lender

By:	/s/ CARLTON B. KLEIN

Title:	Managing Director

Signature Page – Fifth Amendment

BANK ONE, NA, as Lender

By:	/s/ DIANNE M. STARK

Title:	First Vice President

SOVEREIGN BANK, as Lender

By:	/s/ LEE LAPIERRE

Title:	Vice President

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE INC., as Lender

By:	/s/ PETER A. HALTER

Title:	Vice President

By:

Title:

Signature Page – Fifth Amendment

MIZUHO CORPORATE BANK, LIMITED as Lender

By:	/s/ JOHN D. DOYLE

Title:	Senior Vice President

BANK LEUMI LE-ISRAEL, B.M., MIAMI AGENCY, as Lender

By:	/s/ SCHLOMO SPRITZER

Title:	F.V.P.

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ TIMOTHY N. SCHEER

Title:	Vice President

Signature Page – Fifth Amendment